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                                                                      EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 2000 included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (No.333-81801).



/s/ Arthur Andersen LLP
---------------------------

Arthur Andersen LLP
Fort Lauderdale, Florida,
  June 28, 2000.